Exhibit 32

CERTIFICATION OF PERIODIC REPORT
OF PRINCIPAL EXECUTIVE OFFICER OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Wesley W. von Schack, Chairman, President & Chief Executive Officer of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

Dated: November 12, 2003

    /s/Wesley W. von Schack
        Wesley W. von Schack
         Chairman, President & Chief
         Executive Officer

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL FINANCIAL OFFICER OF

ENERGY EAST CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, Kenneth M. Jasinski, Executive Vice President and Chief Financial Officer of Energy East Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Energy East Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Energy East Corporation.

Dated: November 12, 2003

    /s/Kenneth M. Jasinski
        Kenneth M. Jasinski
         Executive Vice President and
         Chief Financial Officer